EX-99.B.10




                         Consent of Independent Auditors





The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account C:


We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement (File No. 33-75988) on Form N-4 our reports dated February 3, 1999 and February 26, 1999.





                                                                   /s/ KPMG LLP



Hartford, Connecticut
May 7, 1999